 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23874

Institutional Investment Strategy Fund
(Exact name of registrant as specified in charter)

c/o Buena Capital Advisors, LLC
2261 Market Street #5190
San Francisco, CA 94114
(Address of principal executive offices)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 535-7096

Date of fiscal year end: March 31
Date of reporting period: March 5, 2024 - March 31, 2024

Explanatory Note: The registrant is filing this amendment to its filing on Form N-CSR for the year ended March 31, 2024, which was originally filed with the Securities and Exchange Commission on June 6, 2024 (Accession Number 0001976685-24-000190) and amended on August 6, 2026 (Accession Number 0001976685-26-000022) to correct certifications pursuant to the Sarbanes-Oxley Act of 2002.

Item 1. Reports to Stockholders.
(a)
2

Annual Report
March 31, 2024

1

Letter To Shareholders

Dear Shareholder,

Buena Capital Advisors, LLC is pleased to provide the audited annual financial statements for the Institutional Investment Strategy Fund (the “Fund”) for the fiscal period that ended March 31, 2024.

This fiscal period included less than one month of performance since launching the Fund on March 5, 2024. The environment during this period was broadly defined by market expectations for reductions in the Federal Reserve benchmark rate, coupled with positive sentiment around economic growth and anticipated corporate earnings. Against this backdrop, the Fund steadily increased equity investments while maintaining a higher exposure to cash and short duration Treasury funds, reflecting a more cautious stance around interest rate expectations.

Over the fiscal period, the Fund’s Class I shares (XIVYX) delivered a net total return of +2.10%.* The Fund’s early performance benefited from strong equity markets during the partial month.

The Fund’s assets remained invested in U.S. equities, short duration Treasury funds, and cash through March 31, 2024. Following the end of the fiscal period, the Fund made initial private market investments into third party asset managers. These investments will add exposure across a range of private equity strategies as well as corporate lending. A complete listing of the Fund’s investments at March 31, 2024 can be found in the Schedule of Investments.

On behalf of the Buena Capital team, we thank you for your interest and investment in the Fund. We anticipate expanding the Fund into a wider range of public and private opportunities over the coming year, and we are excited and honored to be making investments on your behalf.

Sincerely,
Wendy Li
Chief Investment Officer
Buena Capital Advisors, LLC

* Performance for periods less than 1-year is not annualized.
The views expressed in this letter are exclusively those of the Fund’s investment adviser, Buena Capital Advisors, LLC as of March 31, 2024. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. These views are intended to assist in understanding the Fund’s investment methodology. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. The performance data quoted here represents past performance.  Past performance is not indicative of future results.  Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund’s investment objective will be achieved.  Please read the Fund’s Prospectus carefully before investing.  The Fund may not be suitable for all investors.

Fund Performance

Growth of a $10,000 Investment Since Inception* Through 3/31/24
$11,000
$10,750
$10,500
$10,250
$10,000
$9,750
$9,500
3/5/24
3/31/24
$10,356
$10,255
$10,210
$10,020
Institutional Investment Strategy Fund
Buena Blended Index
S&P 500 Index
Bloomberg US Aggregate Bond Index

*The Fund commenced operations on March 5, 2024. The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Buena Blended Index, S&P 500 Index, and Bloomberg US Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Fund does not seek to achieve performance that is comparative to an index.

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024
Since Inception (non-annualized) (03/05/24)
Institutional Investment Strategy Fund
NAV	2.10%
Buena Blended Index**	2.55%
S&P 500 Index	3.56%
Bloomberg US Aggregate Bond Index	0.20%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund sharesis not reflected in the total returns.

Since inception returns assume a purchase of the Fund at the initial share price of $10.00 pershare for share price returns or initial net asset value (NAV) of $10.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

** The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fix-rated taxable bond market. The Buena Blended Index is comprised of 70% S&P 500 Index and 30% Bloomberg U.S. Aggregate Bond Index.

Schedule of Investments
	Shares	Value
COMMON STOCKS - 49.2%†
Technology - 14.0%
Microsoft Corp.	263	$110,649
Apple, Inc.	506	86,769
NVIDIA Corp.	87	78,610
Broadcom, Inc.	15	19,881
Advanced Micro Devices, Inc.*	57	10,288
Salesforce, Inc.	34	10,240
Adobe, Inc.*	16	8,074
Accenture plc — Class A	22	7,625
Intuit, Inc.	11	7,150
Oracle Corp.	56	7,034
Texas Instruments, Inc.	38	6,620
Intel Corp.	148	6,537
QUALCOMM, Inc.	38	6,433
Applied Materials, Inc.	31	6,393
International Business Machines Corp.	32	6,111
ServiceNow, Inc.*	7	5,337
Micron Technology, Inc.	39	4,598
Lam Research Corp.	4	3,886
Analog Devices, Inc.	18	3,560
KLA Corp.	5	3,493
Fiserv, Inc.*	21	3,356
Cadence Design Systems, Inc.*	10	3,113
Synopsys, Inc.*	5	2,857
Autodesk, Inc.*	8	2,083
NXP Semiconductor N.V.	8	1,982
Microchip Technology, Inc.	19	1,705
Roper Technologies, Inc.	3	1,682
Fortinet, Inc.*	22	1,503
Fidelity National Information Services, Inc.	20	1,484
Paychex, Inc.	12	1,474
ANSYS, Inc.*	4	1,389
Cognizant Technology Solutions Corp. — Class A	18	1,319
Fair Isaac Corp.*	1	1,250
Electronic Arts, Inc.	9	1,194
MSCI, Inc. — Class A	2	1,121
ON Semiconductor Corp.*	15	1,103
Super Micro Computer, Inc.*	1	1,010
HP, Inc.	30	906
Take-Two Interactive Software, Inc.*	6	891
NetApp, Inc.	8	840
PTC, Inc.*	4	756
Western Digital Corp.*	11	751
Monolithic Power Systems, Inc.	1	678
Hewlett Packard Enterprise Co.	38	674
Teradyne, Inc.	5	564
Seagate Technology Holdings plc	6	558
EPAM Systems, Inc.*	2	552
Skyworks Solutions, Inc.	5	542
Total Technology		436,625
Consumer, Non-cyclical - 9.2%
Eli Lilly & Co.	28	21,783
UnitedHealth Group, Inc.	32	15,830
Johnson & Johnson	92	14,554
Procter & Gamble Co.	83	13,467
Merck & Company, Inc.	88	11,612
AbbVie, Inc.	61	11,108
PepsiCo, Inc.	57	9,976
Thermo Fisher Scientific, Inc.	15	8,718
Coca-Cola Co.	136	8,320
Abbott Laboratories	70	7,956
Danaher Corp.	27	6,742
Pfizer, Inc.	197	5,467
Amgen, Inc.	19	5,402
Stryker Corp.	15	5,368
Philip Morris International, Inc.	56	5,131
Intuitive Surgical, Inc.*	12	4,789
Mondelez International, Inc. — Class A	68	4,760
S&P Global, Inc.	11	4,680
Elevance Health, Inc.	8	4,148

	Shares	Value
Colgate-Palmolive Co.	46	$4,142
Medtronic plc	46	4,009
Bristol-Myers Squibb Co.	71	3,850
Automatic Data Processing, Inc.	15	3,746
Cigna Group	10	3,632
Boston Scientific Corp.*	52	3,562
CVS Health Corp.	44	3,509
Vertex Pharmaceuticals, Inc.*	8	3,344
Gilead Sciences, Inc.	44	3,223
Agilent Technologies, Inc.	20	2,910
Regeneron Pharmaceuticals, Inc.*	3	2,888
PayPal Holdings, Inc.*	42	2,814
Cintas Corp.	4	2,748
Becton Dickinson & Co.	11	2,722
Constellation Brands, Inc. — Class A	10	2,718
Zoetis, Inc.	16	2,707
Altria Group, Inc.	62	2,704
IDEXX Laboratories, Inc.*	5	2,700
Moody's Corp.	6	2,358
Kimberly-Clark Corp.	18	2,328
Keurig Dr Pepper, Inc.	73	2,239
United Rentals, Inc.	3	2,163
McKesson Corp.	4	2,147
Edwards Lifesciences Corp.*	22	2,102
HCA Healthcare, Inc.	6	2,001
Zimmer Biomet Holdings, Inc.	15	1,980
Dexcom, Inc.*	13	1,803
Humana, Inc.	5	1,734
Quanta Services, Inc.	6	1,559
General Mills, Inc.	22	1,540
IQVIA Holdings, Inc.*	6	1,517
Monster Beverage Corp.*	25	1,482
CoStar Group, Inc.*	15	1,449
Kroger Co.	25	1,428
Centene Corp.*	18	1,413
Estee Lauder Companies, Inc. — Class A	9	1,387
Corteva, Inc.	24	1,384
Sysco Corp.	17	1,380
Equifax, Inc.	5	1,338
Biogen, Inc.*	6	1,294
Kenvue, Inc.	60	1,288
GE HealthCare Technologies, Inc.	14	1,273
Molina Healthcare, Inc.*	3	1,233
Cencora, Inc. — Class A	5	1,215
Global Payments, Inc.	9	1,203
Archer-Daniels-Midland Co.	19	1,193
Verisk Analytics, Inc. — Class A	5	1,179
Moderna, Inc.*	11	1,172
Hershey Co.	6	1,167
Cardinal Health, Inc.	9	1,007
Kraft Heinz Co.	27	996
ResMed, Inc.	5	990
Gartner, Inc.*	2	953
Illumina, Inc.*	6	824
West Pharmaceutical Services, Inc.	2	791
McCormick & Company, Inc.	9	691
Waters Corp.*	2	689
Align Technology, Inc.*	2	656
Laboratory Corporation of America Holdings	3	655
Bunge Global S.A.	5	513
Total Consumer, Non-cyclical		285,453
Communications - 7.1%
Amazon.com, Inc.*	318	57,361
Meta Platforms, Inc. — Class A	76	36,904
Alphabet, Inc. — Class A*	205	30,941
Alphabet, Inc. — Class C*	171	26,037
Netflix, Inc.*	15	9,110
Cisco Systems, Inc.	158	7,886
Walt Disney Co.	64	7,831
Comcast Corp. — Class A	154	6,676
Verizon Communications, Inc.	153	6,420
Uber Technologies, Inc.*	74	5,697
AT&T, Inc.	249	4,382
Booking Holdings, Inc.	1	3,628
T-Mobile US, Inc.	18	2,938
Palo Alto Networks, Inc.*	10	2,841

	Shares	Value
Airbnb, Inc. — Class A*	15	$2,474
Arista Networks, Inc.*	8	2,320
CDW Corp.	9	2,302
Motorola Solutions, Inc.	5	1,775
eBay, Inc.	19	1,003
Charter Communications, Inc. — Class A*	3	872
Omnicom Group, Inc.	7	677
Warner Bros Discovery, Inc.*	77	672
Expedia Group, Inc.*	4	551
Etsy, Inc.*	4	275
Total Communications		221,573
Financial - 7.0%
Berkshire Hathaway, Inc. — Class B*	64	26,913
JPMorgan Chase & Co.	108	21,632
Visa, Inc. — Class A	59	16,466
Mastercard, Inc. — Class A	28	13,484
Bank of America Corp.	264	10,011
Wells Fargo & Co.	126	7,303
Morgan Stanley	55	5,179
Marsh & McLennan Companies, Inc.	25	5,150
Goldman Sachs Group, Inc.	12	5,012
American Express Co.	20	4,554
Citigroup, Inc.	67	4,237
BlackRock, Inc. — Class A	5	4,168
Prologis, Inc. REIT	32	4,167
Progressive Corp.	20	4,137
Charles Schwab Corp.	51	3,689
Chubb Ltd.	14	3,628
PNC Financial Services Group, Inc.	22	3,555
Blackstone, Inc. — Class A	25	3,284
American Tower Corp. — Class A REIT	16	3,162
Capital One Financial Corp.	20	2,978
Truist Financial Corp.	76	2,963
MetLife, Inc.	39	2,890
AvalonBay Communities, Inc. REIT	15	2,783
Loews Corp.	35	2,740
Prudential Financial, Inc.	23	2,700
Intercontinental Exchange, Inc.	19	2,611
CME Group, Inc. — Class A	12	2,583
VICI Properties, Inc. REIT	86	2,562
Equinix, Inc. REIT	3	2,476
U.S. Bancorp	54	2,414
Realty Income Corp. REIT	44	2,380
Mid-America Apartment Communities, Inc. REIT	18	2,369
Simon Property Group, Inc. REIT	14	2,191
Aon plc — Class A	6	2,002
Arthur J Gallagher & Co.	8	2,000
American International Group, Inc.	25	1,954
T. Rowe Price Group, Inc.	16	1,951
Welltower, Inc. REIT	19	1,775
Regency Centers Corp. REIT	29	1,756
Public Storage REIT	6	1,740
Allstate Corp.	10	1,730
Aflac, Inc.	19	1,632
Travelers Companies, Inc.	7	1,611
Crown Castle, Inc. REIT	15	1,588
Bank of New York Mellon Corp.*	26	1,498
Digital Realty Trust, Inc. REIT	10	1,440
Ameriprise Financial, Inc.	3	1,315
Hartford Financial Services Group, Inc.	11	1,134
Arch Capital Group Ltd.*	12	1,109
Discover Financial Services	8	1,049
Extra Space Storage, Inc. REIT	7	1,029
CBRE Group, Inc. — Class A*	10	972
Weyerhaeuser Co. REIT	25	898
Nasdaq, Inc.	13	820
Iron Mountain, Inc. REIT	10	802
Raymond James Financial, Inc.	6	771
Ventas, Inc. REIT	12	523
Total Financial		219,470
Consumer, Cyclical - 4.2%
Tesla, Inc.*	96	16,876
Home Depot, Inc.	34	13,042
Costco Wholesale Corp.	16	11,722
Walmart, Inc.	153	9,206
McDonald's Corp.	28	7,895

	Shares	Value
Lowe's Companies, Inc.	23	$5,859
NIKE, Inc. — Class B	43	4,041
TJX Companies, Inc.	39	3,955
Starbucks Corp.	39	3,564
AutoZone, Inc.*	1	3,152
WW Grainger, Inc.	3	3,052
Target Corp.	17	3,013
Chipotle Mexican Grill, Inc. — Class A*	1	2,907
PACCAR, Inc.	19	2,354
Marriott International, Inc. — Class A	9	2,271
O'Reilly Automotive, Inc.*	2	2,258
Lennar Corp. — Class A	13	2,236
Ford Motor Co.	137	1,819
General Motors Co.	40	1,814
DR Horton, Inc.	11	1,810
Copart, Inc.*	31	1,795
Delta Air Lines, Inc.	37	1,771
Hilton Worldwide Holdings, Inc.	8	1,707
Fastenal Co.	21	1,620
Ross Stores, Inc.	11	1,614
Lululemon Athletica, Inc.*	4	1,563
Yum! Brands, Inc.	10	1,386
MGM Resorts International*	29	1,369
Darden Restaurants, Inc.	8	1,337
Cummins, Inc.	4	1,179
Aptiv plc*	14	1,115
Royal Caribbean Cruises Ltd.*	8	1,112
Dollar General Corp.	7	1,092
Dollar Tree, Inc.*	8	1,065
Ulta Beauty, Inc.*	2	1,046
Tapestry, Inc.	21	997
Genuine Parts Co.	6	930
PulteGroup, Inc.	7	844
Tractor Supply Co.	3	785
United Airlines Holdings, Inc.*	15	719
Las Vegas Sands Corp.	12	620
Carnival Corp.*	36	588
Live Nation Entertainment, Inc.*	4	423
Bath & Body Works, Inc.	7	350
Total Consumer, Cyclical		129,873
Industrial - 3.7%
Caterpillar, Inc.	18	6,596
General Electric Co.	37	6,495
Union Pacific Corp.	25	6,148
Eaton Corporation plc	17	5,316
Honeywell International, Inc.	23	4,721
RTX Corp.	46	4,486
United Parcel Service, Inc. — Class B	28	4,161
Deere & Co.	10	4,108
Boeing Co.*	20	3,860
Lockheed Martin Corp.	8	3,639
TE Connectivity Ltd.	23	3,341
Illinois Tool Works, Inc.	12	3,220
AMETEK, Inc.	17	3,109
Parker-Hannifin Corp.	5	2,779
FedEx Corp.	9	2,608
CSX Corp.	69	2,558
Waste Management, Inc.	12	2,558
General Dynamics Corp.	9	2,542
Dover Corp.	14	2,481
TransDigm Group, Inc.	2	2,463
Martin Marietta Materials, Inc.	4	2,456
Amphenol Corp. — Class A	21	2,422
Northrop Grumman Corp.	5	2,393
Emerson Electric Co.	20	2,268
3M Co.	20	2,121
Trane Technologies plc	7	2,101
Norfolk Southern Corp.	8	2,039
Westinghouse Air Brake Technologies Corp.	13	1,894
Carrier Global Corp.	29	1,686
Otis Worldwide Corp.	16	1,588
Johnson Controls International plc	23	1,502
Keysight Technologies, Inc.*	9	1,408
Vulcan Materials Co.	5	1,365
Ingersoll Rand, Inc.	14	1,329
Old Dominion Freight Line, Inc.	6	1,316

	Shares	Value
L3Harris Technologies, Inc.	6	$1,279
Xylem, Inc.	8	1,034
Fortive Corp.	12	1,032
Howmet Aerospace, Inc.	13	890
Rockwell Automation, Inc.	3	874
Builders FirstSource, Inc.*	4	834
Garmin Ltd.	5	744
Axon Enterprise, Inc.*	2	626
Veralto Corp.	7	620
Expeditors International of Washington, Inc.	5	608
Masco Corp.	7	552
Total Industrial		114,170
Energy - 2.0%
Exxon Mobil Corp.	139	16,157
Chevron Corp.	60	9,464
ConocoPhillips	42	5,346
Schlumberger N.V.	56	3,069
Kinder Morgan, Inc.	158	2,898
EOG Resources, Inc.	21	2,685
Marathon Petroleum Corp.	12	2,418
Pioneer Natural Resources Co.	9	2,363
Phillips 66	14	2,287
Valero Energy Corp.	12	2,048
ONEOK, Inc.	21	1,683
Williams Companies, Inc.	42	1,637
Hess Corp.	10	1,526
Halliburton Co.	38	1,498
Occidental Petroleum Corp.	23	1,495
Diamondback Energy, Inc.	6	1,189
Devon Energy Corp.	23	1,154
Baker Hughes Co.	34	1,139
Targa Resources Corp.	7	784
Coterra Energy, Inc. — Class A	27	753
Equities Corp.	15	556
First Solar, Inc.*	3	506
Enphase Energy, Inc.*	4	484
Total Energy		63,139
Utilities - 1.0%
Duke Energy Corp.	49	4,739
NextEra Energy, Inc.	72	4,601
Sempra	58	4,166
American Electric Power Company, Inc.	45	3,874
Southern Co.	49	3,515
CMS Energy Corp.	46	2,776
Edison International	29	2,051
Constellation Energy Corp.	11	2,033
Dominion Energy, Inc.	30	1,476
Exelon Corp.	35	1,315
PG&E Corp.	75	1,257
NRG Energy, Inc.	8	542
Total Utilities		32,345
Basic Materials - 1.0%
Linde plc	17	7,894
Sherwin-Williams Co.	8	2,779
Freeport-McMoRan, Inc.	52	2,445
Dow, Inc.	39	2,259
Ecolab, Inc.	9	2,078
Air Products and Chemicals, Inc.	8	1,938
Nucor Corp.	9	1,781
Newmont Corp.	41	1,469
International Paper Co.	33	1,288
PPG Industries, Inc.	8	1,159
DuPont de Nemours, Inc.	14	1,074
LyondellBasell Industries N.V. — Class A	8	818
International Flavors & Fragrances, Inc.	9	774
Steel Dynamics, Inc.	5	741
Ball Corp.*	11	741
CF Industries Holdings, Inc.	6	499
Total Basic Materials		29,737
Materials - 0.0%
Albemarle Corp.*	5	659

Total Common Stocks
(Cost $1,498,612)		1,533,044

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.6%
iShares 0-3 Month Treasury Bond ETF	501	$50,456
Total Exchange-Traded Funds
(Cost $50,388)		50,456
MONEY MARKET FUND - 41.3%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.19%[1,2]	1,288,680	1,288,680
Total Money Market Fund
(Cost $1,288,680)		1,288,680
Total Investments - 92.1%
(Cost $2,837,680)		$2,872,180
Other Assets & Liabilities, net - 7.9%		246,763
Total Net Assets - 100.0%		$3,118,943

*	Non-income producing security
†	Value determined based on Level 1 inputs — See Note 6.
1	Rate indicated is the 7-day yield as of March 31, 2024.
2	The financials for this holding can be found at the following SEC link: https://sec.gov/Archives/edgar/data/856517/000162363223000783/0001623632-23-000783.txt plc — Public Limited Company
REIT — Real Estate Investment Trust

 See accompanying Notes to Financial Statements

 Statement of Assets and Liabilities

ASSETS:
Investments, at value (cost $2,837,680)	$2,872,180
Cash	184
Contributions made in advance	500,000
Receivables:
Investments sold	27,810
Dividends	575
Total assets	3,400,749

LIABILITIES:
Payable for:
Investments purchased	280,891
Investment advisory fees	915
Total liabilities	281,806
NET ASSETS	$3,118,943

NET ASSETS CONSIST OF:
Additional paid-in capital	$3,083,565
Total distributable earnings	35,378
NET ASSETS	$3,118,943
Shares outstanding (unlimited amount authorized)	305,359
Net asset value	$10.21

 See accompanying Notes to Financial Statements

Statement of Operations

Period from March 5, 2024 to March 31, 2024[a]
INVESTMENT INCOME:
Dividends (net of foreign withholdings tax $1)	$963
Total investment income	963

EXPENSES:
Investment advisory fees	915
Total expenses	915
Net investment income	48

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	830
Net change in unrealized appreciation (depreciation) on:
Investments	34,500
Net realized and unrealized gain	35,330
Net increase in net assets resulting from operations	$35,378
(a)	Since commencement of operations

 See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

Period from March 5, 2024 to March 31, 2024[a]

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$48
Net realized gain on investments	830
Net change in unrealized appreciation (depreciation) on investments	34,500
Net increase in net assets resulting from operations	35,378

SHAREHOLDER TRANSACTIONS:
Proceeds from issuance of shares	2,983,565
Net increase in net assets resulting from shareholder transactions	2,983,565
Net increase in net assets	3,018,943

NET ASSETS:
Beginning of period	100,000
End of period	$3,118,943
(a)	Since commencement of operations

 See accompanying Notes to Financial Statements

Financial Highlights

Period Ended March 31, 2024[a]
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[b]	- [c]
Net gain on investments (realized and unrealized)	0.21
Total from investment operations	0.21
Less distributions from:
Net asset value, end of period	$10.21
Total Return[d]
Net asset value	2.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,119
Ratio to average net assets of:
Net investment income	0.04%
Total expenses	0.75%
Portfolio turnover rate	1.76%

(a)	Since commencement of operations: March 5, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Less than $0.01 per share.
(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

 See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Registration

Institutional Investment Strategy Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on January 3, 2023, and commenced investment operations on March 5, 2024.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares: Class I Shares.

Note 2 — Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

(a) Valuation of Investments
Pursuant to Rule 2a-5 under the Investment Company Act (the "Valuation Rule"), the Trust’s Board of Trustees (the “Board”) has designated the Adviser, as defined in Note 3, as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser’s fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures. The Adviser provides fair valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Adviser performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Rule. At least annually, the Adviser directs (or assists) the Fund's Principal Financial Officer to assess the material risks associated with the determination of the fair value of the Fund’s investments, including a review of any material conflicts of interest and an assessment by the Adviser’s management of such material risks. The Adviser reviews and approves a final risk assessment annually.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Money market funds, closed-end investment companies, and business development companies ("BDCs") are valued at the most recently published NAV per share of the underlying fund.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

If market quotations are not readily available, securities are valued at fair value as set forth below. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. In determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

(b) Use of Estimates
The preparation of the financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statement during the period reported. Management believes the estimates are appropriate; however, actual results may differ from those estimates.

(c) Cash Equivalents and Short-Term Debt Securities
For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts.

(d) Mortgage-Backed Securities
The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBS”), stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

(e) When-Issued and Forward Commitment Securities
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.

(f) Business Development Companies
The Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance.

(g) Foreign Taxation
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. It is not generally expected that the Fund will be eligible to make this election.

(h) Security Transactions and Investment Income and Realized Gain and Loss
Investment security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(i) Distributions to Shareholders
The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made annually and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

(j) Indemnification
The Fund indemnifies its officers and Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(k) Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s statement of assets and liabilities.

(l) Contributions Made in Advance
Contributions made in advance represent amounts paid to closed end funds and BDCs for an investment in their respective companies with an effective date after March 31, 2024.

Note 3 — Investment Advisory Fees

Pursuant to an Investment Advisory Agreement between the Fund and the Buena Capital Advisors, LLC (the "Adviser"), the Adviser, among other things, manages the investment and reinvestment of the Fund’s assets; executes and delivers all documents relating to the investments of the Fund and the placing of orders for purchases and sales of portfolio investments; and reviews, supervises, and administers the Fund’s investments consistent with the Fund’s objectives and strategies. In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a base management fee.  The base management fee (the "Advisory Fee") is calculated daily and payable monthly in arrears at the annual rate of 0.75% of the Fund’s average daily net assets during such period. For the fiscal period ended March 31, 2024, the Adviser earned $915.

The Adviser agrees to pay all expenses incurred by the Fund except for the Advisory Fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser shall be responsible for all reasonable costs and expenses associated with any special meetings of the Fund or shareholders convened for the primary benefit of the Adviser (the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs).

Pursuant to a Sub-Advisory Agreement between the Adviser and Rhumbline Advisers, LP (the “Sub-Adviser”), the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for a designated portion of the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel. As compensation for its services, the Adviser pays the Sub-Adviser a fee, in an annual amount equal to 0.04% of the Fund’s average daily net assets during such period, with a minimum of $15,000 annually. The Sub-Adviser’s fee is paid from the Advisory Fee and not by the Fund.

Note 4 — Agreements

Fund Administrator, Fund Accountant and Transfer Agent and Expenses
MUFG Investor Services (US), LLC (“MUIS”) serves as Fund Administrator, Fund Accountant and Transfer Agent for the Fund pursuant to a Services Agreement with the Fund.

In its role as Fund Administrator and the Fund Accountant, MUIS is responsible for maintaining the books and records of the Fund’s securities. As Transfer Agent, MUIS responsible for maintaining all shareholder records of the Fund. For providing these services, MUIS is entitled to receive a monthly fee and out of pocket expenses. The amounts owed to MUIS under the Services Agreement are paid from the Advisory Fee.

Custody Fees and Expenses
Fifth Third Bank (“FTB”) serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a custody agreement with the Fund. FTB holds the Fund’s assets in safekeeping and maintains all necessary records and documents relating to its duties and receives customary fees, paid by the Adviser, for such services.
Note 5 — Fair Value Measurement

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures, (“ASC 820”) for measuring the fair value of portfolio investments. Fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date that the Fund has the ability to access.

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Routine fair valuations are intended to reflect fair valuations that are determined from the application of a consistent methodology in specific situations with observable inputs. Non-routine fair valuations include all other fair value situations. In a non-routine fair value situation, the Valuation Designee will e-mail the Administrator and other applicable Trust Officers the value to be used along with all relevant information that was used in determining such fair valuation.

ASC 820-10-35-41C(a) provides a practical expedient for the fair value measurement of a large number of similar assets or liabilities for which quoted prices in active markets are available, but not readily accessible. In accordance with this guidance, fair value may be measured by using an alternative pricing method (e.g., matrix pricing) instead of obtaining quoted prices for each individual security, provided that the reporting entity demonstrates that the method replicates actual prices. If an alternative pricing method is used as a practical expedient, the resulting fair value measurement will be Level 2, not Level 1 as it would have been had the quoted prices been used.

The Adviser will review the appropriateness and accuracy of the aforementioned valuation methodologies at least annually and make any necessary adjustments and amendments to this policy.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

 The following table summarizes the inputs used to value the Fund's investments at March 31, 2024:

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,533,044	$-	$-	$1,533,044
Exchange-Traded Funds	50,456	-	-	50,456
Money Market Fund	1,288,680	-	-	1,288,680
Total Assets	$2,872,180	$-	$-	$2,872,180

Note 6 — Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code, applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed.

The tax components of distributable earnings/(loss) as of March 31, 2024 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$859	$12	$34,507	$-	$35,378

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had no capital loss carryforwards.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the Fund did not incur any interest or penalties.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of March 31, 2024 for permanent book/tax differences.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$ 2,837,673	$ 41,818	$ (7,311)	$ 34,507

Note 7 — Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities and short-term investments, were as follows:

Purchases	Sales
$1,575,980	$27,810

There were no purchases or sales of U.S. Government securities during the period ended March 31, 2024.

Note 8 — Capital Shares of Beneficial Interest
The Fund has an unlimited amount of shares of beneficial interest, no par value, authorized and 305,359 shares issued and outstanding. Transactions in shares of beneficial interest were as follows:

Period Ended March 31, 2024
Beginning shares	10,000
Shares issued	295,359
Ending shares	305,359

Note 9 — Repurchase Offers

In order to provide liquidity to shareholders, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (between 21 to 42 days following the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund) or the next business day if the 14th day is not a business day. The Fund has not conducted a repurchase offer for Class I shares as of the date of this Annual Report.

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Note 10 –– Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2024, Matthew Pauker (principal of the Adviser and Principal Financial Officer of the Fund) owned approximately 42% and Wenwen McElhoe (Wendy Li) (principal of the Adviser and Chief Investment Officer of the Fund) owned approximately 37% of the oustanding shares of the Fund.

Note 11 — Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statement.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Institutional Investment Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Institutional Investment Strategy Fund (the “Fund”), as of March 31, 2024, the related statements of operations and changes in net assets, and financial highlights for the period March 5, 2024 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, changes in net assets, and the financial highlights for the period March 5, 2024 through March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2024

Other Information (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund generally classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12- month period ending June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 535-7096 or on the SEC’s web site at www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is also available upon request by calling 1-800-535-7096.

Information on Trustees and Executive Officers

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by the Trustee During the Last 5 Years
INDEPENDENT TRUSTEES
Brian O’Neil (1952)	Lead Independent Trustee and Audit Committee Chair	Retired; Chief Investment Officer, Robert Wood Johnson Foundation (philanthropic organization focused on health) (2003-2023)	1	None
Bharath Potti (1987)	Independent Trustee	Corporate Development Manager, Fender Musical Instruments Corporation (2021-present); Associate Director, AT&T (2017-2021)	1	None
Ross Weiner (1971)	Independent Trustee	Founder, Partner and General Counsel, AXOM Partners (advisory firm) (2023-present); Chief Operating Officer and General Counsel, CODE Advisors (advisory firm) (2022-2023); Chief Administrator Officer and General Counsel, Explorer Acquisitions (SPAC platform) (2021-2022); Partner and General Counsel, Qatalyst Partners (advisory firm) (2012-2021)	1	None
INTERESTED TRUSTEE
Wenwen McElhoe (Wendy Li) (1984)	Interested Trustee	President and Chief Investment Officer, Buena Capital Advisors (2023-present); Managing Director, Mother Cabrini Health Foundation (2019-2023); Director of Investments, UJA Federation of New York (2010-2019)	1	None
OFFICERS
Arash Ghodoosi (1986)	President and Secretary	Chief Executive Officer, Buena Capital Advisors (2023-present); Founder and Chief Executive Officer, Spulse (market tracking application) (2019-2023)	N/A	N/A
Matthew Pauker (1981)	Treasurer	Chairman, Buena Capital Advisors (2023-present); Co-Founder, Picket Homes (2018-present); General Partner, Cleo Capital (2021-2022)	N/A	N/A
Peter Guarino (1958)	Chief Compliance Officer	Founder and President, Compliance4, LLC (2008-present)	N/A	N/A

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-535-7096 or by emailing support@ivyinvest.co.

Consideration of the Investment Advisory Agreement and Sub-Advisory Agreement

In connection with the meetings held on November 30 and December 11, 2023, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between the Buena Capital Advisors LLC (the “Advisor”) and the Institutional Investment Strategy Fund (the “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the advisor and Rhumbline Advisers LP (the “Sub-Advisor”), both with respect to the Fund. In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Board received materials specifically relating to the Fund, the Advisor and the Advisory Agreement, and the Sub-Advisor and Sub-Advisory Agreement.
The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.
In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services.  The Board noted that the Advisor was newly founded and registered with the SEC and that the Fund would be the Advisor’s sole client.  It remarked that the personnel of the Advisor had 17 years’ experience managing multi-asset class portfolios on behalf of institutional endowments and foundations and had outstanding academic credentials.  The Board reviewed that Advisor intended to engage with market participants to identify the best risk-adjusted investment opportunities and would focus on opportunities that were structurally persistent or could be expected to last through an economic cycle.  The Board discussed that the Advisor would conduct due diligence of potential investments through a combination of quantitative and qualitative analysis.  It observed that the Advisor would use daily compliance checklists designed to ensure compliance with all statutory and regulatory requirements, including all investments restrictions and limitations set forth in the Fund’s prospectus, and that the Advisor’s Chief Compliance Officer would review and oversee the implementation of the Fund’s compliance policies and procedures.  The Board noted that the Advisor had a business continuity and disaster recovery plans in place.  The Board concluded that the Advisor could be expected to provide quality service to the Fund and its shareholders.
Performance.   The Board acknowledged that the Advisor was newly created and had no prior performance for the Board to examine.  The Board considered the performance of a fund managed by the Fund’s proposed portfolio manager and noted that while under her management, the fund had slightly underperformed its benchmark for the 1-year period but outperformed the benchmark for the 3-year period.  The Board recalled the long-term nature of the Fund’s strategy and determined that the Advisor could be expected to provide satisfactory results for the Fund and its shareholders.
Fees and Expenses.   The Board remarked that the Advisor proposed a unitary fee for the Fund, and that such fee was lower significantly lower than the average of its peer group and the Multistrategy Morningstar Category.  The Board observed that the Fund’s expense ratio was similarly lower than the average of its peer group and Morningstar category.  The Board agreed that the proposed advisory fee for the Fund was not unreasonable.
Profitability.  The Board reviewed the Advisor’s projected profitability analysis and noted that the Advisor anticipated a small profit in Year 1 and a reasonable profit in Year 2 before amounts spent on marketing and distribution were taken into consideration.  The Board concluded that the Advisor’s projected profits were not excessive.
Economies of Scale.  The Board noted that economies of scale had not yet been reached as the Fund had not yet launched.  The Board discussed future opportunities for breakpoints as the assets of the Fund grew.
Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund, its wholly owned subsidiary, and its future shareholders.
In considering the approval of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services.  The Board discussed that Sub-Advisor would provide investment management and trading services for the public equity component of the Fund’s investment strategy.  The Board observed that Sub-Advisor’s investment process was model driven and that it would use third party optimizer/risk-model software to manage the Fund’s portfolio.  The Board remarked that Sub-Advisor would provide client account onboarding, compliance oversight and testing, and other administrative functions related to the Fund’s assets under its management.  The Board reviewed the credentials and extensive professional backgrounds of the Sub-Advisor personnel that would service the Fund and remarked that Sub-Advisor was 100% employee owned and majority women owned.  The Board discussed Sub-Advisor’s compliance policies and procedures, noting that it used daily control and exception reports and fully automated pre- and post-trade compliance checklists to ensure adherence to investment guidelines and limitations.  The Board acknowledged that Sub-Advisor selected broker dealers based on their ability to provide competitive commission costs, favorable execution and capacity to process large index trades.  The Board mentioned that Sub-Advisor appeared to have robust disaster recovery and business continuity policies in place. The Board determined that Sub-Advisor could be expected to provide quality service to the Fund and its shareholders.
Performance.   The Board reviewed the performance of a mutual fund sub-advised by Sub-Advisor that was designed to track an index and noted that the fund performed in line with the index over all periods.  The Board determined that Sub-Advisor could be expected to provide satisfactory returns to the Fund.
Fees and Expenses.   The Board discussed that Sub-Advisor proposed to charge a flat fee of 0.04% of the assets under management with a minimum annual fee of $15,000, consistent with other accounts that it managed with an investment strategy comparable to the Fund.  The Board recalled that this fee would be paid from the advisory fee and would not be an additional expense of the Fund.  The Board reviewed the allocation of responsibilities between the advisor and Sub-Advisor and concluded that the proposed sub-advisory fee for Sub-Advisor was not unreasonable.
Profitability.  The Board discussed that Sub-Advisor expected to operate at a loss in the first year of the Fund’s operations, but earn a modest profit in the second year of the Fund’s operations. The Board agreed that excessive profitability was not a concern for Sub-Advisor at the present time.
Economies of Scale.  The Board noted that economies of scale were not yet an issue for the Board to  consider as the Fund had not yet launched. The Board acknowledged that economies of scale were primarily a consideration for the advisor.
Conclusion.  Having requested and received such information from Sub-Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its future shareholders.
*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian O'Neil is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. The registrant began operations during the fiscal period ended March 31, 2024. As such, there is no information listed for the prior year. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

Fee Category	Fiscal Year 2024 Fees	Fiscal Year 2023 Fees
Audit Fee	$32,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$8,000	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for each of the last two fiscal years, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2024 Fees	Fiscal Year 2023 Fees
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

	Fiscal Year 2024 Fees	Fiscal Year 2023 Fees
Registrant	$0	N/A
Registrant's Investment Adviser	$0	N/A

During the last two fiscal years, there have been no non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the audit committee of the board of trustees to consider whether they were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Discussions of the approvals of the investment advisory agreement with Buena Capital Advisors, LLC and the sub-advisory agreement between Buena Capital Advisors, LLC and Rhumbline Advisers LP are included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's board of trustees has adopted the Proxy Voting Policy of Buena Capital Advisors, LLC ("Adviser"), the registrant’s investment adviser and the Proxy Voting Policy of Rhumbline Advisers LP ("Sub-Adviser") as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the registrant’s board of trustees, the registrant has delegated responsibility to the Adviser and Sub-Adviser to vote any proxies the registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or reslutions relating to the registrant in a manner that serves the best interests of the registrant with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

These policies and procedures apply only to the Adviser.

Adviser’s Proxy Voting Policy

The Adviser, as a matter of policy and as a fiduciary to the Fund, permits the Fund to delegate proxy voting authority to the Adviser, consistent with the best economic interests of the Fund. All Fund proxies received by the Adviser are voted in accordance with the Adviser’s Proxy Voting Guidelines, as described below.

As part of its fiduciary duties to the registrant, the Adviser will vote proxies. With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will not vote with management.

For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s chief compliance officer for further guidance. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the Fund. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the registrant. The Adviser retains final authority and fiduciary responsibility for proxy voting.

Sub-Adviser's Proxy Voting Policy

The Sub-Adviser is generally authorized by the Adviser to vote proxies for the securities held by the Fund. The Sub-Adviser is required to vote proxies in accord with its own policies and procedures and the investment management agreement between the Adviser and Sub-Adviser.

To assist with proxy voting, the Sub-Adviser has engaged Institutional Shareholder Services Inc. (ISS), a registered investment adviser that specializes in the provision of proxy research, vote recommendations and related governance research services. The Sub-Adviser has delegated to ISS the authority to vote its proxies consistent with predetermined ISS voting policies. The Sub-Adviser’s client portfolios will be voted according to the ISS U.S. Corporate Governance Policy unless otherwise directed by the Adviser or referred by ISS.

The Sub-Adviser may have a conflict of interest related to voting certain securities of publicly held companies to which it provides investment advisory services. By maintaining the above-described proxy voting process through ISS, the votes are made based on overall predetermined voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest. In the event that ISS does not provide a recommendation due to a conflict in voting, the chief compliance officer (CCO), or the CCO's designee, may consult the Sub-Adviser’s chief investment officer, or if necessary, ask for a recommendation. Documentation of any voting decisions will be maintained by the CCO.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Wenwen McElhoe (Wendy Li)	Trustee, President and Chief Investment Officer	Managing Director, Mother Cabrini Health Foundation (2019-2023); Director of Investments, UJA Federation of New York (2010-2019)

The Portfolio Manager is not responsible for the day-to-day management of the portfolio of any other account.

Wenwen McElhoe has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Adviser based on the Adviser’s financial performance, such as its overall revenues and profitability. Ms. McElhoe’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Adviser impacts the Adviser’s financial performance.

As of March 31, 2024, the Portfolio Manager beneficially owned over $1,000,000 of shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

 (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(3) Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Arash Ghodoosi
Arash Ghodoosi, President
(Principal Executive Officer)
Date	June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Arash Ghodoosi
Arash Ghodoosi, President
(Principal Executive Officer)
Date	June 6, 2024

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Matthew Pauker
Matthew Pauker, Treasurer
(Principal Financial Officer)
Date	June 6, 2024